HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (Unaudited) (In millions except per share amounts)

	Three months ended
	April 30, 2007	January 31, 2007	April 30, 2006
Net revenue	$25,534	$25,082	$22,554

Costs and expenses(a):
Cost of sales	19,283	19,136	16,970
Research and development	903	877	930
Selling, general and administrative	3,044	2,908	2,858
Amortization of purchased intangible assets	212	201	151
In-process research and development charges	19	167	2
Restructuring	453	(41)	(14)
Pension curtailments and pension settlements, net	(508)	(9)	--

Total costs and expenses	23,406	23,239	20,897

Earnings from operations	2,128	1,843	1,657

Interest and other, net	87	111	157
Gains on investments	13	10	6

Earnings before taxes	2,228	1,964	1,820

Provision for (benefit from) taxes(b)	453	417	(79)

Net earnings	$1,775	$1,547	$1,899

Net earnings per share:
Basic	$0.67	$0.57	$0.68
Diluted	$0.65	$0.55	$0.66

Cash dividends declared per share	$--	$0.16	$--

Weighted-average shares used to compute net earnings per share:
Basic	2,638	2,705	2,809
Diluted	2,731	2,801	2,887

(a) Stock-based compensation expense included under SFAS 123(R) was as follows:
Cost of sales	$42	$45	$33
Research and development	18	19	15
Selling, general and administrative	94	99	76

Total costs and expenses	$154	$163	$124
(b) Tax benefit from stock-based compensation	$(44)	$(48)	$(39)

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (Unaudited) (In millions except per share amounts)

	Six months ended
	April 30, 2007	April 30, 2006
Net revenue	$50,616	$45,213

Costs and expenses(a):
Cost of sales	38,419	34,362
Research and development	1,780	1,801
Selling, general and administrative	5,952	5,550
Amortization of purchased intangible assets	413	298
In-process research and development charges	186	52
Restructuring	412	1
Pension curtailments and pension settlements, net	(517)	--

Total costs and expenses	46,645	42,064

Earnings from operations	3,971	3,149
Interest and other, net	198	195
Gains on investments	23	4

Earnings before taxes	4,192	3,348
Provision for taxes(b)	870	222

Net earnings	$3,322	$3,126

Net earnings per share:
Basic	$1.24	$1.11
Diluted	$1.20	$1.08

Cash dividends declared per share	$0.16	$0.16

Weighted-average shares used to compute net earnings per share:
Basic	2,672	2,815
Diluted	2,763	2,890

(a) Stock-based compensation expense included under SFAS 123(R) was as follows:
Cost of sales	$87	$72
Research and development	37	33
Selling, general and administrative	193	163

Total costs and expenses	$317	$268

(b) Tax benefit from stock-based compensation	$(92)	$(82)

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED BALANCE SHEETS (In millions)

	April 30, 2007	October 31, 2006
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$12,236	$16,400
Short-term investments	74	22
Accounts receivable	11,577	10,873
Financing receivables	2,532	2,440
Inventory	7,278	7,750
Other current assets	10,177	10,779

Total current assets	43,874	48,264

Property, plant and equipment	7,339	6,863

Long-term financing receivables and other assets	7,751	6,649

Goodwill and purchased intangible assets	24,449	20,205

Total assets	$83,413	$81,981

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$4,360	$2,705
Accounts payable	11,505	12,102
Employee compensation and benefits	2,559	3,148
Taxes on earnings	1,744	1,905
Deferred revenue	4,900	4,309
Accrued restructuring	236	547
Other accrued liabilities	11,609	11,134

Total current liabilities	36,913	35,850

Long-term debt	3,977	2,490
Other liabilities	6,037	5,497

Stockholders' equity	36,486	38,144

Total liabilities and stockholders' equity	$83,413	$81,981

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Three months ended
	April 30, 2007	January 31, 2007	April 30, 2006(a)
Net revenue:

Enterprise Storage and Servers	$4,619	$4,453	$4,265
HP Services	4,145	3,948	3,892
HP Software	523	550	330

Technology Solutions Group	9,287	8,951	8,487

Personal Systems Group	8,663	8,719	6,977
Imaging and Printing Group	7,161	6,999	6,724
HP Financial Services	550	547	518
Corporate Investments	175	157	122

Total Segments	25,836	25,373	22,828
Eliminations of intersegment net revenue and other	(302)	(291)	(274)

Total HP Consolidated	$25,534	$25,082	$22,554

Earnings from operations:

Enterprise Storage and Servers	$407	$416	$322
HP Services	459	414	345
HP Software	42	47	3

Technology Solutions Group	908	877	670

Personal Systems Group	417	414	248
Imaging and Printing Group	1,167	1,073	1,041
HP Financial Services	36	32	39
Corporate Investments	(18)	(29)	(49)

Total Segments	2,510	2,367	1,949
Corporate and unallocated costs and eliminations	(75)	(66)	(50)
Unallocated costs related to stock-based compensation expense	(131)	(140)	(103)
Amortization of purchased intangible assets	(212)	(201)	(151)
In-process research and development charges	(19)	(167)	(2)
Restructuring	(453)	41	14
Pension curtailments and pension settlements, net	508	9	--
Interest and other, net	87	111	157
Gains on investments	13	10	6

Total HP Consolidated Earnings Before Taxes	$2,228	$1,964	$1,820

(a)	Certain fiscal 2007 organizational realignments have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2006, the realignments primarily resulted in revenue movement within business units within the ESS and HPS segments. There was no impact to total segment revenue.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Six months ended April 30,
	2007	2006(a)
Net revenue:

Enterprise Storage and Servers	$9,072	$8,505
HP Services	8,093	7,649
HP Software	1,073	634

Technology Solutions Group	18,238	16,788

Personal Systems Group	17,382	14,426
Imaging and Printing Group	14,160	13,269
HP Financial Services	1,097	1,014
Corporate Investments	332	251

Total Segments	51,209	45,748
Eliminations of intersegment net revenue and other	(593)	(535)

Total HP Consolidated	$50,616	$45,213

Earnings from operations:

Enterprise Storage and Servers	$823	$648
HP Services	873	638
HP Software	89	12

Technology Solutions Group	1,785	1,298

Personal Systems Group	831	541
Imaging and Printing Group	2,240	2,014
HP Financial Services	68	77
Corporate Investments	(47)	(82)

Total Segments	4,877	3,848

Corporate and unallocated costs and eliminations	(141)	(122)
Unallocated costs related to stock-based compensation expense	(271)	(226)
Amortization of purchased intangible assets	(413)	(298)
In-process research and development charges	(186)	(52)
Restructuring	(412)	(1)
Pension curtailments and pension settlements, net	517	--
Interest and other, net	198	195
Gains on investments	23	4

Total HP Consolidated Earnings Before Taxes	$4,192	$3,348

(a)	Certain fiscal 2007 organizational realignments have been reflected retroactively to provide improved visibility and comparability. For fiscal year 2006, the realignments primarily resulted in revenue movement within business units within the ESS and HPS segments. There was no impact to total segment revenue.